UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02351

Western Asset Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2014

WESTERN ASSET

INCOME FUND (PAI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Income Fund for the six-month reporting period ended June 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

II	Western Asset Income Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. At the beginning of the six months ended June 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the initial reading for second quarter GDP growth, released after the reporting period ended, was 4.0%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including increased private inventory investment and exports, as well as an acceleration in personal consumption expenditures and an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014, and slipped to 55.3 in June, with fifteen of the eighteen industries within the PMI expanding.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment then ticked up to 6.7% in February and held steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May. The labor market then gathered additional momentum in June, as the unemployment rate fell to 6.1%, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% from May through June 2014, matching the lowest level since 1978. The number of longer-term unemployed, however, declined, as 32.8% of the 9.5 million Americans looking for work in June 2014 had been out of work for more than six months. In contrast, 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

Western Asset Income Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next four meetings (January, March, April and June 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on July 30, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in August, it will buy a total of $25 billion per month ($10 billion per month of agency MBS and $15 billion per month of longer-term Treasuries).

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.38%. It fell as low as 0.30% in early February 2014, and was as high as 0.51% on June 17, 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 3.04%, its peak for the period. The ten-year Treasury fell as low as 2.44% on May 28, 2014 and ended the period at 2.53%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period, rallying in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March as interest rates moved higher. However, the reporting period ended on an upbeat note as the spread sectors generated positive results from April through June. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 3.93% during the six months ended June 30, 2014.

Q. How did the high-yield bond market perform over the six months ended June 30, 2014?

A. The U.S. high-yield bond market was among the best performing spread sectors during the reporting period, gaining 5.46% for the six months ended June 30, 2014. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, posted positive returns during all six months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults.

IV	Western Asset Income Fund

Performance review

For the six months ended June 30, 2014, Western Asset Income Fund returned 7.10% based on its net asset value (“NAV”)vii and 8.18% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield Indexviii and the Barclays U.S. Credit Indexix, returned 5.46% and 5.70%, respectively, for the same period. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averagex returned 5.57% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.35 per share. As of June 30, 2014, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2014 (unaudited)
price per share	6-month total return**
$15.12 (NAV)	7.10	%†
$13.89 (Market Price)	8.18	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through

*	This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Western Asset Income Fund	V

Investment commentary (cont’d)

Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which are subject to additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Income Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

The Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-A securities are also included.

ix	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 12 funds in the Fund’s Lipper category.

Western Asset Income Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the Fund’s portfolio as of June 30, 2014 and December 31, 2013, and does not include derivatives such as futures contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Western Asset Income Fund 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — June 30, 2014

Total Spread Duration
PAI	— 7.61 years
Benchmark	— 6.80 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
PAI	— Western Asset Income Fund

2	Western Asset Income Fund 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2014

Total Effective Duration
PAI	— 6.51 years
Benchmark	— 6.97 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
PAI	— Western Asset Income Fund

Western Asset Income Fund 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2014

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 92.8%
Consumer Discretionary — 9.1%
Automobiles — 0.8%
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	$610,000	$640,574
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	410,000	523,485
Total Automobiles				1,164,059
Hotels, Restaurants & Leisure — 0.6%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	100,000	106,250	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	500,000	522,500	(a)
Wynn Macau Ltd., Senior Notes	5.250%	10/15/21	290,000	297,975	(a)
Total Hotels, Restaurants & Leisure				926,725
Household Durables — 0.6%
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	690,000	710,700
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	90,000	103,725
Total Household Durables				814,425
Media — 6.1%
21st Century Fox America Inc., Senior Notes	6.550%	3/15/33	545,000	678,879
21st Century Fox America Inc., Senior Notes	7.750%	12/1/45	130,000	187,431
Comcast Corp., Bonds	6.400%	5/15/38	950,000	1,210,775
Comcast Corp., Notes	6.450%	3/15/37	220,000	280,609
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	215,687
DISH DBS Corp., Senior Notes	5.875%	7/15/22	500,000	542,500
TCI Communications Inc., Senior Debentures	8.750%	8/1/15	160,000	174,354
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	690,000	884,906
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	410,000	601,522
Time Warner Inc., Senior Debentures	7.700%	5/1/32	595,000	826,243
Time Warner Inc., Senior Notes	4.900%	6/15/42	150,000	152,763
UBM PLC, Notes	5.750%	11/3/20	570,000	613,426	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,000,000	1,085,000	(a)
WPP Finance 2010, Senior Notes	4.750%	11/21/21	840,000	921,745
WPP Finance 2010, Senior Notes	5.625%	11/15/43	150,000	163,859
WPP Finance UK, Senior Notes	8.000%	9/15/14	180,000	182,682
Total Media				8,722,381
Multiline Retail — 0.3%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	400,000	400,784
Specialty Retail — 0.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	160,000	169,800

See Notes to Financial Statements.

4	Western Asset Income Fund 2014 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Specialty Retail — continued
Gap Inc., Senior Notes	5.950%	4/12/21	$730,000	$844,817
Total Specialty Retail				1,014,617
Total Consumer Discretionary				13,042,991
Consumer Staples — 3.9%
Beverages — 1.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	260,000	300,169
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	80,000	80,300
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	350,000	402,342	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	670,000	744,552	(a)
Total Beverages				1,527,363
Food Products — 0.3%
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	200,000	213,820
Mondelez International Inc., Senior Notes	4.000%	2/1/24	250,000	258,948
Total Food Products				472,768
Tobacco — 2.5%
Altria Group Inc., Senior Notes	9.950%	11/10/38	680,000	1,132,770
Altria Group Inc., Senior Notes	10.200%	2/6/39	230,000	390,461
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	330,000	411,429
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	270,000	363,862
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	320,000	391,626
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	260,000	264,556
Reynolds American Inc., Senior Notes	4.750%	11/1/42	720,000	686,580
Total Tobacco				3,641,284
Total Consumer Staples				5,641,415
Energy — 16.1%
Energy Equipment & Services — 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	370,000	454,993
Oil, Gas & Consumable Fuels — 15.8%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	465,000	633,064
Apache Corp., Senior Notes	6.900%	9/15/18	100,000	119,744
Apache Corp., Senior Notes	6.000%	1/15/37	190,000	232,563
Apache Corp., Senior Notes	5.100%	9/1/40	80,000	88,055
Apache Corp., Senior Notes	5.250%	2/1/42	90,000	100,988
ConocoPhillips, Notes	6.500%	2/1/39	810,000	1,086,289
ConocoPhillips, Senior Notes	6.000%	1/15/20	310,000	368,829
Devon Energy Corp., Senior Notes	5.600%	7/15/41	310,000	358,811
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	380,000	533,795
Ecopetrol SA, Senior Notes	5.875%	5/28/45	176,000	182,033

See Notes to Financial Statements.

Western Asset Income Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	$2,000,000	$2,170,000
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	120,000	157,487
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	250,000	288,750
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	389,743
EOG Resources Inc., Senior Notes	5.875%	9/15/17	540,000	616,051
Hess Corp., Notes	7.875%	10/1/29	1,180,000	1,626,020
Hess Corp., Senior Bonds	6.000%	1/15/40	300,000	361,701
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,080,000	1,387,109
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000	340,504	(b)
LUKOIL International Finance BV, Senior Notes	3.416%	4/24/18	300,000	297,750	(a)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	200,000	193,000	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	600,000	637,500	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	350,000	378,875	(a)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	469,296
Noble Energy Inc., Senior Notes	5.250%	11/15/43	150,000	165,361
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,635,000	3,102,712
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	140,000	143,794
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	280,000	308,700
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	879,000	957,801
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	525,000	540,750
Petroleos Mexicanos, Notes	6.375%	1/23/45	380,000	441,275	(a)
Phillips 66, Senior Notes	5.875%	5/1/42	160,000	191,692
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	267,000	312,390
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	329,383
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	490,000	507,282	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	310,000	354,512
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	450,000	451,444
Williams Cos. Inc., Debentures	7.500%	1/15/31	47,000	55,590
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	780,000	787,723
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	37,000	44,584
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	610,000	795,300
Total Oil, Gas & Consumable Fuels				22,508,250
Total Energy				22,963,243
Financials — 38.2%
Banks — 18.8%
Bank of America Corp., Senior Notes	6.500%	8/1/16	70,000	77,587
Bank of America Corp., Senior Notes	7.625%	6/1/19	70,000	86,463
Bank of America Corp., Senior Notes	5.625%	7/1/20	30,000	34,513

See Notes to Financial Statements.

6	Western Asset Income Fund 2014 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Bank of America Corp., Senior Notes	5.875%	2/7/42	$320,000	$380,029
Bank of America Corp., Senior Notes	4.875%	4/1/44	840,000	866,825
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	331,970	(a)
BPCE SA, Subordinated Notes	5.150%	7/21/24	410,000	432,839	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	200,000	204,750
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	280,000	285,250	(c)(d)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	200,000	202,000	(c)(d)
Citigroup Inc., Senior Notes	6.375%	8/12/14	315,000	317,096
Citigroup Inc., Senior Notes	5.500%	10/15/14	120,000	121,732
Citigroup Inc., Senior Notes	6.010%	1/15/15	142,000	146,281
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,280,000	1,636,084
Citigroup Inc., Senior Notes	8.125%	7/15/39	450,000	675,441
Citigroup Inc., Senior Notes	5.875%	1/30/42	240,000	287,118
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	750,000	836,602
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	550,000	629,859
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	370,000	460,618
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	708,000	950,624	(a)(c)(d)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	5.250%	5/24/41	570,000	635,336
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	450,000	518,557
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	560,000	661,500	(a)(c)(d)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,350,000	1,407,375	(c)
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	410,000	439,028
ING Bank NV, Subordinated Notes	5.800%	9/25/23	600,000	675,900	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,240,000	1,266,914	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	250,000	252,954	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	410,000	393,087	(c)(d)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	260,000	265,200	(c)(d)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.125%	4/30/24	290,000	296,434	(c)(d)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	720,000	810,802
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	440,000	497,368
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	880,000	890,283	(d)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,360,000	1,645,600	(c)(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	580,000	585,446
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	170,000	173,138
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	310,000	339,058

See Notes to Financial Statements.

Western Asset Income Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	$1,010,000	$1,105,540
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	350,000	378,422
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	480,000	550,726
Societe Generale SA, Junior Subordinated Notes	6.000%	1/27/20	960,000	940,800	(a)(c)(d)
Standard Chartered PLC, Subordinated Notes	5.200%	1/26/24	260,000	277,292	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	410,000	429,746	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/8/14	1,190,000	1,154,300	(c)(d)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	370,000	392,200	(c)(d)
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	310,000	313,906
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	430,000	473,017
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	130,000	132,600
Total Banks				26,866,210
Capital Markets — 6.1%
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	1,170,000	1,177,605	(a)(c)(d)
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	305,850
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	510,000	572,696
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	570,000	695,345
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	769,942
KKR Group Finance Co. III LLC, Senior Bonds	5.125%	6/1/44	620,000	628,987	(a)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	300,000	342,684
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,000,000	1,109,719
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	320,000	369,164
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	900,000	1,236,346
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	100,000	116,897
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	114,978
Morgan Stanley, Senior Notes	6.375%	7/24/42	90,000	114,196
Morgan Stanley, Subordinated Notes	5.000%	11/24/25	230,000	245,311
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	480,000	526,605
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	340,000	409,384
Total Capital Markets				8,735,709
Consumer Finance — 2.6%
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	201,000	238,688
American Express Co., Subordinated Debentures	6.800%	9/1/66	370,000	407,000	(c)
Capital One Financial Corp., Senior Notes	6.750%	9/15/17	230,000	267,344
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,300,000	1,554,671
SLM Corp., Senior Notes	7.250%	1/25/22	830,000	918,187
SLM Corp., Senior Notes	6.125%	3/25/24	290,000	293,988
Total Consumer Finance				3,679,878

See Notes to Financial Statements.

8	Western Asset Income Fund 2014 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — 6.3%
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	$20,000	$21,102
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	220,000	243,356	(a)
CME Group Inc., Senior Notes	5.300%	9/15/43	440,000	507,742
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	600,000	667,500	(c)(d)
General Electric Capital Corp., Notes	5.300%	2/11/21	480,000	545,817
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	440,000	591,042
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	750,000	836,250	(c)
ILFC E-Capital Trust I, Junior Subordinated Notes	5.020%	12/21/65	470,000	460,600	(a)(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	790,000	790,000	(a)(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	190,000	220,875
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	470,000	556,362
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000	145,600
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	234,650
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	700,000	812,000	(a)
Voya Financial Inc., Senior Notes	5.500%	7/15/22	760,000	870,442
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,440,000	1,551,600	(a)(c)
Total Diversified Financial Services				9,054,938
Insurance — 4.0%
AIA Group Ltd., Senior Notes	4.875%	3/11/44	400,000	419,045	(a)
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	480,000	523,200	(c)
American Equity Investment Life Holding Co., Senior Notes	6.625%	7/15/21	60,000	65,243
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	80,000	89,500
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000	108,652
AXA SA, Subordinated Bonds	8.600%	12/15/30	200,000	268,750
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	170,000	206,330
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000	203,775	(a)
Five Corners Funding Trust, Bonds	4.419%	11/15/23	370,000	390,103	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	190,000	224,200	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	490,000	629,829	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,150,000	1,285,125
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	340,000	416,942	(c)
Prudential Holdings LLC, Bonds, AGM-Insured	7.245%	12/18/23	260,000	320,971	(a)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	400,000	533,442	(a)
Total Insurance				5,685,107
Real Estate Investment Trusts (REITs) — 0.1%
Health Care REIT Inc., Senior Notes	5.875%	5/15/15	130,000	135,864

See Notes to Financial Statements.

Western Asset Income Fund 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Real Estate Management & Development — 0.2%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	$280,000	$363,007
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	160,000	170,112
Total Financials				54,690,825
Health Care — 1.4%
Biotechnology — 0.6%
Amgen Inc., Senior Notes	5.150%	11/15/41	420,000	450,674
Celgene Corp., Senior Notes	3.625%	5/15/24	340,000	340,251
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	60,000	70,704
Total Biotechnology				861,629
Health Care Providers & Services — 0.7%
Aetna Inc., Senior Notes	6.500%	9/15/18	240,000	283,747
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	30,000	28,749
Humana Inc., Senior Notes	6.450%	6/1/16	220,000	242,319
Humana Inc., Senior Notes	8.150%	6/15/38	80,000	115,977
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	31,000	35,004
WellPoint Inc., Notes	5.875%	6/15/17	290,000	325,478
Total Health Care Providers & Services				1,031,274
Pharmaceuticals — 0.1%
Zoetis Inc., Senior Notes	4.700%	2/1/43	160,000	162,510
Total Health Care				2,055,413
Industrials — 5.9%
Aerospace & Defense — 1.1%
Esterline Technologies Corp., Senior Notes	7.000%	8/1/20	750,000	802,500
Exelis Inc., Senior Notes	5.550%	10/1/21	520,000	558,850
Textron Inc., Senior Notes	4.300%	3/1/24	250,000	258,883
Total Aerospace & Defense				1,620,233
Airlines — 1.7%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	280,000	289,856	(a)
American Airlines, Pass-Through Trust, Senior Secured Notes	5.600%	7/15/20	311,822	327,413	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	89,498	104,713
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	190,103	223,372
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	106,314	117,870
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	84,137	96,336
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	137,744	154,962
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	152,770	166,519

See Notes to Financial Statements.

10	Western Asset Income Fund 2014 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Airlines — continued
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	$140,000	$149,800
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	176,152	206,097
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	138,242	156,905
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	333,756	376,310
Total Airlines				2,370,153
Commercial Services & Supplies — 1.0%
Republic Services Inc., Senior Notes	5.500%	9/15/19	130,000	149,187
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	376,022
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	600,000	609,000	(a)
Waste Management Inc., Senior Notes	7.750%	5/15/32	250,000	354,036
Total Commercial Services & Supplies				1,488,245
Industrial Conglomerates — 0.2%
United Technologies Corp., Senior Notes	6.125%	2/1/19	200,000	236,323
Machinery — 0.8%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	220,000	229,288
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	790,000	938,755
Total Machinery				1,168,043
Marine — 0.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	287,000	287,718
Road & Rail — 0.4%
Burlington Northern Santa Fe LLC, Senior Notes	4.900%	4/1/44	460,000	491,736
Trading Companies & Distributors — 0.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	760,000	765,700	(a)
Total Industrials				8,428,151
Information Technology — 0.9%
IT Services — 0.4%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	420,000	515,432
Semiconductors & Semiconductor Equipment — 0.1%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	110,000	127,333
Software — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	290,000	297,975	(a)
Technology Hardware, Storage & Peripherals — 0.2%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	310,000	338,214
Total Information Technology				1,278,954

See Notes to Financial Statements.

Western Asset Income Fund 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 5.6%
Chemicals — 0.9%
Dow Chemical Co., Debentures	7.375%	11/1/29	$800,000	$1,065,814
Ecolab Inc., Senior Notes	5.500%	12/8/41	140,000	163,281
LYB International Finance BV, Senior Bonds	4.875%	3/15/44	100,000	104,259
Total Chemicals				1,333,354
Containers & Packaging — 0.2%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	230,000	249,203
Metals & Mining — 4.1%
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	790,000	786,721
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	100,000	110,518
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	140,000	143,317
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	310,000	305,760
Freeport-McMoRan Copper & Gold Inc., Senior Notes	5.450%	3/15/43	120,000	124,498
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	660,000	865,293
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	165,877
Southern Copper Corp., Senior Notes	5.250%	11/8/42	470,000	432,098
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	140,000	152,250
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,148,000	1,270,882
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	310,000	327,825	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	350,000	361,830	(a)
Xstrata Finance Canada Ltd., Senior Notes	6.900%	11/15/37	430,000	510,537	(a)
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	290,000	291,907	(a)
Total Metals & Mining				5,849,313
Paper & Forest Products — 0.4%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	200,000	199,000
Georgia-Pacific Corp., Senior Bonds	7.375%	12/1/25	250,000	328,412
Total Paper & Forest Products				527,412
Total Materials				7,959,282
Telecommunication Services — 8.2%
Diversified Telecommunication Services — 6.8%
AT&T Inc., Senior Notes	5.550%	8/15/41	300,000	336,376
British Telecommunications PLC, Bonds	9.625%	12/15/30	330,000	525,608
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	160,000	173,066
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	750,000	746,250
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	283,411
Qwest Corp., Debentures	6.875%	9/15/33	1,000,000	1,005,984
Telecom Italia Capital SA, Senior Notes	7.175%	6/18/19	360,000	416,250
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	450,000	451,688	(a)

See Notes to Financial Statements.

12	Western Asset Income Fund 2014 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	$230,000	$235,632
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	60,000	76,529
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	330,000	320,133	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	750,000	820,313
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,790,000	2,003,176
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	1,890,000	2,378,454
Total Diversified Telecommunication Services				9,772,870
Wireless Telecommunication Services — 1.4%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	1,001,147
Sprint Capital Corp., Global Notes	6.900%	5/1/19	330,000	363,825
Sprint Corp., Senior Notes	7.875%	9/15/23	300,000	333,750	(a)
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	230,000	314,502
Total Wireless Telecommunication Services				2,013,224
Total Telecommunication Services				11,786,094
Utilities — 3.5%
Electric Utilities — 2.1%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	210,000	221,559
Enersis SA, Notes	7.400%	12/1/16	452,000	507,459
FirstEnergy Corp., Notes	7.375%	11/15/31	830,000	980,928
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	140,000	173,140
PNPP II Funding Corp., Senior Bonds	9.120%	5/30/16	466,000	484,497
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	390,000	646,767
Total Electric Utilities				3,014,350
Gas Utilities — 0.1%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	170,000	191,103	(a)
Multi-Utilities — 1.3%
CenterPoint Energy Inc., Senior Notes	6.850%	6/1/15	1,150,000	1,213,490
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	250,000	320,919
DTE Energy Co., Senior Notes	6.350%	6/1/16	260,000	286,907
Total Multi-Utilities				1,821,316
Total Utilities				5,026,769
Total Corporate Bonds & Notes (Cost — $117,530,447)				132,873,137
Asset-Backed Securities — 1.3%
Countrywide Asset-Backed Certificates, 2004-6 1A1	0.422%	12/25/34	514,490	482,879	(c)
Dryden Senior Loan Fund, 2014-31A C	3.120%	4/18/26	250,000	245,120	(a)(c)
Madison Park Funding Ltd., 2013-11A C	2.976%	10/23/25	250,000	244,556	(a)(c)
Morgan Stanley Capital Inc., 2005-WMC2 M2	0.797%	2/25/35	280,691	276,741	(c)

See Notes to Financial Statements.

Western Asset Income Fund 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
SLM Student Loan Trust, 2011-A A3	2.652%	1/15/43	$330,000	$352,286	(a)(c)
Whitehorse Ltd., 2013-1A A3L	3.227%	11/24/25	200,000	196,957	(a)(c)
Total Asset-Backed Securities (Cost — $1,757,959)				1,798,539
Collateralized Mortgage Obligations — 0.1%
Thornburg Mortgage Securities Trust, 2007-4 3A1 (Cost — $108,760)	6.092%	9/25/37	110,151	114,962	(c)
Municipal Bonds — 0.6%
Alabama — 0.2%
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	310,000	338,966
California — 0.1%
University of California Revenue	4.062%	5/15/33	150,000	147,527
Illinois — 0.3%
Chicago, IL, GO, Taxable Project	7.781%	1/1/35	10,000	12,379
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	310,000	360,186
Total Illinois				372,565
Total Municipal Bonds (Cost — $810,262)				859,058
Sovereign Bonds — 1.7%
Canada — 0.7%
Quebec Province, Notes	7.970%	7/22/36	650,000	991,403
Colombia — 0.4%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	490,000	548,800
Mexico — 0.0%
United Mexican States, Senior Notes	4.750%	3/8/44	30,000	30,600
Russia — 0.2%
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	36,990	42,839	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	5.875%	9/16/43	200,000	213,500	(a)
Total Russia				256,339
Turkey — 0.4%
Republic of Turkey, Notes	4.875%	4/16/43	620,000	582,800
Total Sovereign Bonds (Cost — $2,052,779)				2,409,942

			Shares
Preferred Stocks — 1.8%
Financials — 1.8%
Banks — 0.0%
U.S. Bancorp	5.150%		2,117	47,971
Capital Markets — 0.2%
State Street Corp.	5.900%		10,107	264,804	(c)

See Notes to Financial Statements.

14	Western Asset Income Fund 2014 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Shares	Value
Consumer Finance — 1.3%
GMAC Capital Trust I	8.125%	67,500	$1,842,750	(c)
Diversified Financial Services — 0.3%
Citigroup Capital XIII	7.875%	15,253	422,508	(c)
Total Preferred Stocks (Cost — $2,316,851)			2,578,033
Total Investments — 98.3% (Cost — $124,577,058#)			140,633,671
Other Assets in Excess of Liabilities — 1.7%			2,466,362
Total Net Assets — 100.0%			$143,100,033

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corp.
GO	— General Obligation
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Western Asset Income Fund 2014 Semi-Annual Report	15

Statement of assets and liabilities (unaudited)

June 30, 2014

Assets:
Investments, at value (Cost — $124,577,058)	$140,633,671
Cash	258,051
Interest and dividends receivable	1,758,822
Deposits with brokers for open futures contracts	361,110
Receivable for securities sold	157,146
Prepaid expenses	46,935
Other assets	23,699
Other receivables	13,944
Total Assets	143,253,378

Liabilities:
Investment management fee payable	60,512
Payable to broker — variation margin on open futures contracts	27,344
Directors’ fees payable	738
Accrued expenses	64,751
Total Liabilities	153,345
Total Net Assets	$143,100,033

Net Assets:
Par value ($0.01 par value; 20,000,000 shares authorized, 9,462,123 shares issued and outstanding)	$94,621
Paid-in capital in excess of par value	142,816,553
Undistributed net investment income	873,547
Accumulated net realized loss on investments and futures contracts	(16,689,165)
Net unrealized appreciation on investments and futures contracts	16,004,477
Total Net Assets	$143,100,033

Shares Outstanding	9,462,123

Net Asset Value	$15.12

See Notes to Financial Statements.

16	Western Asset Income Fund 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2014

Investment Income:
Interest	$3,844,657
Dividends	89,815
Less: Foreign taxes withheld	(421)
Total Investment Income	3,934,051

Expenses:
Investment management fee (Note 2)	369,869
Franchise taxes	28,790
Transfer agent fees	25,105
Audit and tax	21,926
Legal fees	17,294
Shareholder reports	15,626
Stock exchange listing fees	14,116
Fund accounting fees	12,780
Directors’ fees	10,594
Custody fees	2,720
Miscellaneous expenses	6,046
Total Expenses	524,866
Less: Fee waivers and/or expense reimbursements (Note 2)	(12,000)
Net Expenses	512,866
Net Investment Income	3,421,185

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	500,272
Futures contracts	(1,111,064)
Net Realized Loss	(610,792)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	6,989,596
Futures contracts	(118,953)
Change in Net Unrealized Appreciation (Depreciation)	6,870,643
Net Gain on Investments and Futures Contracts	6,259,851
Increase in Net Assets from Operations	$9,681,036

See Notes to Financial Statements.

Western Asset Income Fund 2014 Semi-Annual Report	17

Statements of changes in net assets

For the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	2014	2013

Operations:
Net investment income	$3,421,185	$6,946,411
Net realized gain (loss)	(610,792)	1,228,103
Change in net unrealized appreciation (depreciation)	6,870,643	(7,319,217)
Increase in Net Assets From Operations	9,681,036	855,297

Distributions to Shareholders From (Note 1):
Net investment income	(3,264,440)	(6,528,738)
Decrease in Net Assets From Distributions to Shareholders	(3,264,440)	(6,528,738)

Fund Share Transactions:
Reinvestment of distributions (0 and 2,329 shares issued, respectively)	—	34,889
Increase in Net Assets From Fund Share Transactions	—	34,889
Increase (Decrease) in Net Assets	6,416,596	(5,638,552)

Net Assets:
Beginning of period	136,683,437	142,321,989
End of period*	$143,100,033	$136,683,437
*Includesundistributed net investment income of:	$873,547	$716,802

See Notes to Financial Statements.

18	Western Asset Income Fund 2014 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2014	[1],2	2013 [2]	2012 [2]	2011 [2]	2010 [2]	2009 [2]

Net asset value, beginning of period	$14.45		$15.04	$13.76	$13.82	$13.21	$10.66

Income (loss) from operations:
Net investment income	0.36		0.73	0.73	0.77	0.79	0.83
Net realized and unrealized gain (loss)	0.66		(0.63)	1.27	(0.08)	0.61	2.66
Total income from operations	1.02		0.10	2.00	0.69	1.40	3.49

Less distributions from:
Net investment income	(0.35)	[3]	(0.69)	(0.72)	(0.75)	(0.79)	(0.94)
Total distributions	(0.35)		(0.69)	(0.72)	(0.75)	(0.79)	(0.94)

Net asset value, end of period	$15.12		$14.45	$15.04	$13.76	$13.82	$13.21

Market price, end of period	$13.89		$13.17	$14.82	$13.81	$12.89	$12.75
Total return, based on NAV[4,5]	7.10%		0.73%	14.84%	5.04%	10.86%	34.41%
Total return, based on Market Price[6]	8.18%		(6.47)%	12.76%	13.32%	7.28%	31.75%

Net assets, end of period (000s)	$143,100		$136,683	$142,322	$129,895	$130,458	$124,549

Ratios to average net assets:
Gross expenses	0.76%[7]		0.75%	0.72%	0.76%	0.78%	0.89%
Net expenses[8,9]	0.74	[7]	0.73	0.70	0.74	0.76	0.86
Net investment income	4.93	[7]	5.02	5.06	5.55	5.78	7.07

Portfolio turnover rate	27%		70%	90%	56%	42%	45%

[1]	For the six months ended June 30, 2014 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the current fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Income Fund 2014 Semi-Annual Report	19

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified investment company.

The Fund seeks high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

20	Western Asset Income Fund 2014 Semi-Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Income Fund 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$132,873,137	—	$132,873,137
Asset-backed securities	—	1,798,539	—	1,798,539
Collateralized mortgage obligations	—	114,962	—	114,962
Municipal bonds	—	859,058	—	859,058
Sovereign bonds	—	2,409,942	—	2,409,942
Preferred stocks	$2,578,033	—	—	2,578,033
Total investments	$2,578,033	$138,055,638	—	$140,633,671
Other financial instruments:
Futures contracts	$70,675	—	—	$70,675
Total	$2,648,708	$138,055,638	—	$140,704,346

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$122,811	—	—	$122,811

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

22	Western Asset Income Fund 2014 Semi-Annual Report

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the

Western Asset Income Fund 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company (“Adviser”), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess.

During the six months ended June 30, 2014, fees waived and/or expenses reimbursed amounted to $12,000.

24	Western Asset Income Fund 2014 Semi-Annual Report

Western Asset Management Company Limited (“WAML”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays WAML a fee based on the pro rata assets of the Fund managed by WAML during the month.

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), Western Asset (not the Fund) pays LMPFA a monthly fee of $3,000 (an annual rate of $36,000).

LMPFA and WAML are wholly-owned subsidiaries of Legg Mason, Inc.

3. Investments

During the six months ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$27,037,387	$10,758,191
Sales	26,119,654	11,575,386

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,176,751
Gross unrealized depreciation	(120,138)
Net unrealized appreciation	$16,056,613

At June 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	17	9/14	$3,735,352	$3,733,094	$(2,258)
U.S. Treasury 5-Year Notes	138	9/14	16,552,831	16,485,609	(67,222)
U.S. Treasury Long-Term Bonds	3	9/14	443,729	449,813	6,084
					(63,396)
Contracts to Sell:
U.S. Treasury 10-Year Notes	157	9/14	19,716,575	19,651,984	64,591
U.S. Treasury Long-Term Bonds	97	9/14	13,253,857	13,307,188	(53,331)
					11,260
Net unrealized depreciation on open futures contracts					$(52,136)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Western Asset Income Fund 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2014.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$70,675

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$122,811

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(1,111,064)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(118,953)

During the six months ended June 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$20,906,025
Futures contracts (to sell)	25,676,933

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$27,344	$(27,344)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

26	Western Asset Income Fund 2014 Semi-Annual Report

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Director compensation

Each Director of the Fund who is not an “interested person” (as defined in the 1940 Act) of the Fund, Western Asset or WAML receives an aggregate fee of $75,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board receives an additional $30,000 per year for serving in such capacity. The Chairman of the Audit Committee receives an additional $25,000 per year for serving in such capacity. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company’s average annual net assets.

Director Ronald Olson receives from Western Asset an aggregate fee of $75,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

6. Distributions subsequent to June 30, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period of this report:

Record Date	Payable Date	Amount
7/18/2014	7/25/2014	$0.0575
8/22/2014	8/29/2014	$0.0575
9/19/2014	9/26/2014	$0.0575

7. Capital loss carryforward

As of December 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(676,492)
12/31/2017	(10,616,218)
12/31/2018	(227,490)
$(11,520,200)

These amounts will be available to offset any future taxable capital gains and will be utilized based on the order of their expiration dates.

Western Asset Income Fund 2014 Semi-Annual Report	27

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Fund’s annual meeting of shareholders was held on May 21, 2014. Of the 9,462,123 common shares outstanding, the following shares were voted in the meeting:

Election of Directors:	For	Withheld
Robert Abeles, Jr.	7,486,401	549,670
Ronald J. Arnault	7,447,395	588,676
Anita L. DeFrantz	7,430,297	605,774
Kenneth D. Fuller	7,488,299	547,772
Avedick B. Poladian	7,449,754	586,317
Ronald L. Olson	7,477,386	558,685
William E. B. Siart	7,475,387	560,684
Jaynie M. Studenmund	7,425,656	610,415

28	Western Asset Income Fund 2014 Semi-Annual Report

Dividend reinvestment plan (unaudited)

The Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan.

If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan will be charged to participants. The commission participants pay for selling shares under the Plan is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan, the Agent will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.

Western Asset Income Fund	29

Dividend reinvestment plan (unaudited) (cont’d)

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Upon termination of the Plan, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Registered shareholders can make inquiries regarding the Plan, as well as sign up or terminate their participation in the Plan by contacting American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, N.Y. 11219 — Investor Relations, telephone number 1-888-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

30	Western Asset Income Fund

Western Asset

Income Fund

Directors

William E. B. Siart

Chairman

Kenneth D. Fuller

Robert Abeles, Jr

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Western Asset Income Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Transfer agent

American Stock Transfer & Trust Company

5201 15th Avenue

Brooklyn, NY 11219

New York Stock Exchange Symbol

PAI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-ends funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Income Fund

Western Asset Income Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX012841 8/14 SR14-2283

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)      Registrant has a separately – designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault Robert Abeles Anita L. DeFrantz Avedick B. Poladian William E.B. Siart Jaynie Miller Studenmund

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8(b).	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of June 30, 2014, a team of investment professionals at the Advisers, led by Chief Investment Officer S. Kenneth Leech, Portfolio Manager Michael C. Buchanan and Portfolio Manager Ryan Brist manage the Western Asset Premier Bond Fund (the “Fund”).

Messrs. Leech, Buchanan and Brist have each served as investment professionals for the Advisers for over five years.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Messrs. Leech, Buchanan and Brist serve as co-team leaders responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests.

Other Accounts

As of June 30, 2014, in addition to the Fund, the portfolio manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

Type of Account	Number of Accounts Managed	Total Assets Managed ($Billions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based($Billions)
S. Kenneth Leech:
Registered Investment Companies	103	185.7	0	0
Other pooled investment vehicles	242	92.3	9	1.5
Other accounts	678	179.1	55	17.0

Michael C. Buchanan:
Registered Investment Companies	40	35.5	0	0
Other pooled investment vehicles	58	33.2	4	0.75
Other accounts	186	49.0	20	7.8

Ryan Brist:
Registered Investment Companies	9	1.9	0	0
Other pooled investment vehicles	15	12.3	0	0
Other accounts	44	17.8	2	0.46

Note: With respect to Mr. Leech, the numbers above reflect the overall number of portfolios managed by the Advisers. Mr. Leech is involved in the management of all the Advisers’ portfolios, but he is not solely responsible for particular portfolios. The Advisers’ investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Advisers’ overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Income Fund

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: August 22, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: August 22, 2014